UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE  14A
   Written  consent  solicitation  statement  Pursuant to Section 14(a) of the
              Securities Exchange  Act  of  1934  (Amendment  No.    )

Filed  by  the  Registrant  [X]
Filed  by  a  party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[ ]      Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive  Proxy  Statement
[ ]      Definitive  Additional  Materials
[ ]      Soliciting  Material  Pursuant  to  Rule  14a-12

                           JK  ACQUISITION  CORP.
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           (Name  of  Registrant  as  Specified  In  Its  Charter)

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    (Name  of  Person(s)  Filing  Written  consent  solicitation  statement, if  other  than  the  Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]     No  fee  required
[ ]     Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     (1)     Title  of  each  class  of securities to which transaction applies:

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     (2)     Aggregate  number  of  securities  to  which  transaction  applies:

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     (3)     Per  unit  price  or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)     Proposed  maximum  aggregate  value  of  transaction:

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     (5)     Total  fee  paid:

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
[  ]     Fee  paid  previously  with  preliminary  materials.

[  ]     Check  box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:

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     (2)     Form,  Schedule  or  Registration  Statement  No.:

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     (3)     Filing  Party:

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     (4)     Date  Filed:

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

                              JK ACQUISITION CORP.
                          855 BORDEAUX WAY, SUITE 200
                             NAPA, CALIFORNIA 94558

To  All  Stockholders  in
JK  Acquisition  Corp.

     The Board of Directors of JK Acquisition Corp. (the "Company") is soliciting your consent to the following:

     1. Two proposals to amend the Company's Second Amended and Restated Certificate of Incorporation:

            * to change the name of the Company to "Golden Gate Homes, Inc." (the "Corporate Name Change Amendment"); and

            * to effect a 1-for-35 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock, $.0001 par value per share ("Common Stock"), in which every thirty-five shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock; provided, however, that all fractional shares will be rounded up to one whole share (the "Reverse Stock Split Amendment"); and

     2. If and only if each of the Corporate Name Change Amendment and the Reverse Stock Split Amendment is approved, a proposal (the "Restatement Proposal") to amend and restate the Company's Second Amended and Restated Certificate of Incorporation in the form of the Third Amended and Restated Certificate of Incorporation attached hereto as Exhibit A.

The accompanying Consent Solicitation Statement describes the scope, purposes and material effects of the Corporate Name Change Amendment, the Reverse Stock Split Amendment and the Restatement Proposal (referred to hereinafter singly as a "Proposal" or collectively as the "Proposals"). We ask that you return your written consent by February 26, 2010.

     The holders of a majority of the outstanding shares of the Common Stock must give their consent to a Proposal before it can become effective. As of January 19, 2010, the Company had outstanding 127,697,956 shares of Common Stock. If your shares are held in an account at a brokerage firm or bank and you wish to consent to the Proposals, you should instruct your broker or bank to execute the consent on your behalf or to deliver the consent to you so that you may execute and return it. Otherwise, your consent may not be given effect, which would have the same result as a vote against the Proposals. The Board of Directors has fixed the close of business on January 19, 2010 as the record date for determining the stockholders entitled to notice of this solicitation and to give their consent with respect to the Proposals.

     The Company will file with the Secretary of State of Delaware either (a) a Third Amended and Restated Certificate of Incorporation when it receives consents from the holders of a majority of the Company's outstanding common stock as to all of the Proposals, or (b) a Certificate of Amendment when it receives consents from the holders of a majority of the Company's outstanding common stock as to either the Corporate Name Change Amendment or the Reverse Stock Split Amendment or both, but not the Restatement Proposal. The Company expects to make this filing (if at all) on or before February 26, 2010.

     The Board of Directors asks you to consent to the Proposals. The Proposals and other related matters are more fully described in the accompanying Consent Solicitation Statement and the exhibit thereto, which form a part of this Notice. We encourage you to read these materials carefully. In addition, you may obtain information about the Company from documents that the Company has filed with the Securities and Exchange Commission.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THE PROPOSALS. PLEASE COMPLETE, SIGN, AND RETURN THE ACCOMPANYING WRITTEN CONSENT FORM BY FEBRUARY 26, 2010

                                    By  Order  of  the  Board  of  Directors,


Napa,  California                   Steven  Gidumal,
January  26,  2010                  Chairman  of  the  Board

                              JK ACQUISITION CORP.
                          855 Bordeaux Way, Suite 200
                           Napa,  California  94558
                         Telephone:  (707)  254-8880

                      CONSENT  SOLICITATION  STATEMENT
                      --------------------------------

                                   GENERAL

     This Consent Solicitation Statement and the enclosed written consent form are being mailed in connection with the solicitation of written consents by the Board of Directors of JK Acquisition Corp., a Delaware corporation (the "Company"). These materials pertain to the following:

     1. Two proposals to amend the Company's Second Amended and Restated Certificate of Incorporation:

            * to change the name of the Company to "Golden Gate Homes, Inc." (the "Corporate Name Change Amendment"); and

            * to effect a 1-for-35 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock, $.0001 par value per share ("Common Stock"), in which every thirty-five shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock; provided, however, that all fractional shares will be rounded up to one whole share (the "Reverse Stock Split Amendment");

     2. If and only if each of the Corporate Name Change Amendment and the Reverse Stock Split Amendment is approved, a proposal (the "Restatement Proposal") to amend and restate the Company's Second Amended and Restated Certificate of Incorporation in the form of the Third Amended and Restated Certificate of Incorporation attached hereto as Exhibit A.

The Corporate Name Change Amendment, the Reverse Stock Split Amendment and the Restatement Proposal are referred to hereinafter singly as a "Proposal" or collectively as the "Proposals."

     These materials are first being mailed to stockholders of record beginning on approximately January 26, 2010. Consents are to be submitted to the Company at the address of the Company stated above by no later than February 26, 2010.

                        VOTING  RIGHTS  AND  SOLICITATION

     Any stockholder executing a written consent form has the power to revoke it at any time before February 26, 2010 (or, if earlier, the date on which at least the minimum number of shares have consented in order to approve the Proposals) by delivering written notice of such revocation to the Secretary of the Company at the address of the Company stated above. The Company will pay all costs of soliciting written consents. Solicitation will be made primarily through the use of the mail but regular employees of the Company may, without additional remuneration, solicit written consents personally by telephone or telegram.

     The record date for determining those stockholders who are entitled to give written consents has been fixed as January 19, 2010. The holders of a majority of the outstanding shares of the Company's Common Stock must give their consent to a Proposal before it can become effective. As of January 19, 2010, the Company had outstanding 127,697,956 shares of common stock. With regard to the consents to the Proposals, abstentions (including failures to return written consent forms) and broker non-votes have the same effect as negative votes. If your shares are held in an account at a brokerage firm or bank and you wish to consent to the Proposals, you should instruct your broker or bank to execute the consent on your behalf or to deliver the consent to you so that you may execute and return it. Otherwise, your consent may not be given effect, which would have the same result as a vote against the Proposals.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS A REQUEST FOR STOCKHOLDER APPROVAL BY WRITTEN CONSENT. YOU ARE REQUESTED TO INDICATE WHETHER YOU APPROVE OF THE PROPOSED CORPORATE ACTION ON THE FORM ENCLOSED FOR THAT PURPOSE AND TO RETURN THAT FORM TO US.

    NOTICE REGARDING INTERNET AVAILABILITY OF CONSENT SOLICITATION MATERIALS

     Important Notice Regarding the Availability of Consent Solicitation Materials for this consent solicitation: This Consent Solicitation Statement, the Notice of Consent Solicitation, and the related consent form are available at www.goldengatehomes.net.

                           SECURITY  OWNERSHIP  OF
                   CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The table set forth below contains certain information as of January 19, 2010 concerning the beneficial ownership of the Company's Common Stock (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) by each director; and (iii) by all directors and officers as a group. The address for all persons listed in the table is 855 Bordeaux Way, Suite 200, Napa, California 94558.

     Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of January 19, 2010 are treated as outstanding only for determination of the number and percent owned by such group or person.

                            Amount and Nature of Beneficial Ownership
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  Name of Beneficial Owner               Number            Percent
--------------------------------------------------------------------------------
Non-Management  5%  Stockholders
--------------------------------------------------------------------------------
Golden Gate Homes, Inc.                 123,210,688 (1)     96.5%
--------------------------------------------------------------------------------

Directors  and  Executive  Officers
--------------------------------------------------------------------------------
Steven  Gidumal                         123,210,688 (1)     96.5%
--------------------------------------------------------------------------------
Tim Wilkens                             123,210,688 (1)     96.5%
--------------------------------------------------------------------------------
Brandon Birtcher                        123,210,688 (1)     96.5%
--------------------------------------------------------------------------------
All directors and officers as a
group (four persons)                    123,210,688 (1)     96.5%
--------------------------------------------------------------------------------

(1) All of these shares are held by Golden Gate Homes, Inc., an entity owned directly or indirectly by Steven Gidumal and Brandon Birtcher, and two trusts of which Tim Wilkens is the trustee. Accordingly, Messrs. Gidumal, Birtcher and Wilkens have shared voting power and shared investment power over these shares. These shares are also included in the table in the figures of shares beneficially owned by Golden Gate Homes, Inc. and Messrs. Gidumal, Birtcher and Wilkens.

     BACKGROUND  INFORMATION

     The Company has historically been a blank check company. It was formed in 2005 to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business. On April 11, 2006, the Company completed its initial public offering (the "IPO") of equity securities, raising net proceeds of $76,632,404. On September 6, 2006, the Company, Multi-Shot, LLC ("Multi-Shot") and various other parties entered into the Agreement and Plan of Merger ("Merger Agreement") and related agreements. Over the course of this transaction, the parties twice amended the terms of the Merger Agreement and twice extended the transaction. On January 31, 2008, the Company announced that the special meeting of its stockholders to vote on the proposed merger with Multi-Shot had been cancelled. The Company determined and informed Multi-Shot that the proposed merger would not receive the votes of its stockholders required for approval. The Merger Agreement expired on January 31, 2008, and the proposed merger with Multi-Shot was abandoned. As a result, the Company's Board of Directors determined it would be in the best interests of the stockholders to distribute to stockholders holding shares of Common Stock issued in the IPO all amounts held in a trust fund (net of applicable taxes) established by the Company at the consummation of the IPO into which a certain amount of the net proceeds from the IPO had been deposited.


     Because the Company did not consummate a qualifying business combination, the Company's Board of Directors contemplated alternatives for preserving value for stockholders. Ultimately, the Board of Director proposed to amend the Company's certificate of incorporation to permit the continuance of the Company as a corporation beyond the time currently specified in the Company's certificate of incorporation. The Company's stockholders approved this amendment to the Company's certificate of incorporation. After such approval, the Board of Director began seeking a company or companies that the Company could acquire or with which it could merge.

     Before any such acquisition or merger, a change in control of the Company occurred on December 31, 2009 when Golden Gate Homes, Inc., a privately held Delaware corporation ("Golden Gate"), acquired from James P. Wilson and Keith D. Spickelmier an aggregate of 123,210,688 shares of the Common Stock theretofore owned by them separately for an aggregate purchase price of $312,500. The acquired shares represent approximately 96.5% of the outstanding shares Common Stock. Golden Gate purchased the shares in to pursue a business opportunity through the Company. More information about this business opportunity will be contained in a Current Report on Form 8-K to be filed in the future. In connection with the change in control, James P. Wilson resigned from the Company's Board of Directors, and Steven Gidumal was elected to the Board to fill the newly created vacancy, to serve along with Keith D. Spickelmier, who remained as the second director. Moreover, all of the Company's then serving officers resigned, and the Company elected a new slate of officers. The Company is now adopting a change in the Company's corporate direction to focus on the business opportunity that Golden Gate has heretofore been developing.

     In view of this new business focus, new management believes that the Company's current corporate name of "JK Acquisition Corp." is no longer reflective of the Company's new business focus. The Company currently has issued and outstanding 127,697,956 shares of Common Stock, and the Common Stock had generally traded between $.01 and $.02 in the months preceding the December 31, 2009 change in control of the Company. Prior to these months, the Common Stock had generally traded at a fraction of a penny. The Company's new management believes that the large number of outstanding shares has greatly depressed the per-share price of the Company's common stock. In view of the preceding, the Board of Directors believes that the Company's Second Amended and Restated Certificate of Incorporation (referred to hereinafter as the "Current Charter") should be amended and restated in two ways. These amendments involve the change in the Company's corporate name to "Golden Gate Homes, Inc." and a one-for-35 reverse stock split of the Company's common stock. Each of these substantive proposals is discussed immediately below.

                                   PROPOSAL 1
                             CORPORATE NAME CHANGE

GENERAL

     The Board of Directors is soliciting your consent to an amendment to the Current Charter to change the name of the Company to "Golden Gate Homes, Inc." (the "Name Change"). If approved by the stockholders of the Company, the Name Change will become effective upon the filing of either a Certificate of Amendment or a Third Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after the requisite consents from stockholders are obtained. The Name Change was approved by all of the directors of the Company.

REASONS  FOR  THE  NAME  CHANGE

     The Company's current corporate name as reflected in the Current Charter is "JK Acquisition Corp.," consistent with the Company's original plan to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business. However, the Company is adopting a significant change in its corporate direction, and has decided to focus its efforts on pursuing a business opportunity that Golden Gate Homes, Inc., the Company's largest stockholder, has heretofore been developing. In view of such change in the Company's corporate direction, the Company's current corporate name is misleading and is no longer reflective of the Company's core business. The Company's management believes that the "Golden Gate Homes, Inc." name is more reflective of the Company's proposed future business pursuits. Accordingly, the Company believes that a change of the Company's corporate name to "Golden Gate Homes, Inc." is appropriate in view of the Company's proposed future business pursuits. Thus, the Board of Directors has decided that Article I of the Current Charter should be amended to change the Company's corporate name to "Golden Gate Homes, Inc."


BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Name Change Amendment is in the best interests of the Company and its stockholders and recommends that the stockholders approve the Name Change Amendment.

     The adoption of the Name Change Amendment will require the consent of the holders of a majority of the outstanding shares of the Company's Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A CONSENT "FOR" THE APPROVAL OF THE NAME CHANGE AMENDMENT.

                                   PROPOSAL 2
                              REVERSE STOCK SPLIT

GENERAL

     The Board of Directors is soliciting your consent to a one-for-35 reverse stock split stock (the "Reverse Stock Split") of the Company's common stock (the "Common Stock") in which every 35 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock. If approved by the stockholders of the Company, the Reverse Stock Split will become effective upon the filing of either a Certificate of Amendment or a Third Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after the requisite consents from stockholders are obtained. The Reverse Stock Split was approved by all of the directors of the Company.

     The Current Charter authorizes 600,000,000 shares of Common Stock. The Company currently has issued and outstanding 127,697,956 shares of Common Stock. The Reverse Stock Split would significantly reduce the number of outstanding shares of Common Stock. The Company expects to have outstanding approximately 3,648,513 common shares immediately after the Reverse Stock Split. The Reverse Stock Split will not have any appreciable change in the proportionate economic or voting interest in the Company among the Company's common stockholders. The only changes in the proportionate equity interest in the Company will result from the provisions for the elimination of fractional shares described below, and these changes are expected to be extremely minimal. If the Reverse Stock Split is approved, each outstanding share of Common Stock will be entitled to one vote at each meeting of stockholders of the Company, as is the case with each currently outstanding share.

REASONS  FOR  THE  REVERSE  STOCK  SPLIT

     As the Board of Directors has refined the Company's new business plans and generally explored various future options, the Board has come to believe that proportionately reducing the number of outstanding shares of Common Stock would be in the Company's best interest for two significant reasons.

                        1.  HIGHER PER-SHARE STOCK PRICE

     First, the Board of Directors believes that proportionately reducing the number of outstanding shares of Common Stock will increase the per-share value of the shares of Common Stock that remain outstanding. The Board of Directors believes that this will facilitate future capital raising transactions. This belief is premised on the Board's understanding that the current per-share value of the Common Stock impairs the acceptability of the Common Stock by the types of investors that the Company would like to invest in the Company. Theoretically, the price and value of a stock should not (by itself) affect its acceptability, the type of investor who acquires it, or the Company's reputation in the financial community. However, in practice this is not necessarily the case, as many institutional investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.

     Furthermore, the Board of Directors believes that a lower per-share price reduces the effective marketability of the Common Stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Many brokerage firms also prohibit investors from purchasing on margin stocks that are trading below certain prices per share. Additionally, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced stock. Therefore, lower prices for the Common Stock may adversely affect anyone who wishes to acquire shares as well as holders who wish to liquidate their holdings.

     Moreover, for much of the same reasons already stated, the Board of Directors believes that a higher per-share value will make the Common Stock more acceptable to investors and sellers in possible future financing and business acquisition transactions. The Company is currently in the very early stages of attempting to raise funds. Prior to the December 31, 2009 change in control of the Company described above, Golden Gate had entered into a "best efforts" placement agreement with a broker/dealer. This agreement may be assigned to the Company, or the Company may enter into a similar agreement with the same broker/dealer. However, no terms or conditions of any placement have been set, and the Company has no letter of intent or agreement in principal in effect (much less any definitive agreement) regarding any financing by any investor, and there can be no assurance that the Company will ever be successful in raising any funds.

                        2.  ADDITIONAL AVAILABLE SHARES
                        -------------------------------

     In addition, the Reverse Stock Split would permit the Company to issue approximately 596,351,487 additional shares of Common Stock, compared to an additional 472,302,044 shares of Common Stock that could be issued now. The additional shares could be issued for any proper corporate purpose including, but not limited to, future equity and convertible debt financings, acquisitions of property or securities of other corporations, debt conversions and exchanges, exercise of current and future options and warrants, for issuance under the Company's future employee benefit plans, stock dividends and stock splits. The Board of Directors is now specifically considering the issuance of shares for several different purposes, but only if the Reverse Stock Split is approved and completed. These purposes include the following:

     1. The Board of Directors is now considering the possible procurement of additional "seed" money from the Company's management and persons who have a relationship with management, which together with the funds used to acquire the Company's shares described above, is expected to total approximately $1,000,000. Currently, an additional approximately $687,500 is expected to be contributed to the Company, or used to pay expenses on its behalf, in exchange for the issuance of 1,926,000 post-split shares of Common Stock; and

     2. The Board of Directors is now considering the possible grant of approximately 3,921,000 post-split shares of Common Stock to key employees, consultants and persons with whom the Company may enter into contractual relationships. These shares would vest only upon the achievement of well-defined success goals or the continued provision of services to the Company for stipulated periods of time.

     The Reverse Stock Split need not be completed to undertake the two types of shares issuances described immediately above, because the Company currently has sufficient authorized but unissued shares to do so. However, the Board of Directors does not expect that it will undertake either of the two types of shares issuances described immediately above unless the Reverse Stock Split is approved and completed. If the Reverse Stock Split is approved and completed, Golden Gate Homes, Inc., the Company's largest stockholder, has indicated that it will return to the Company's treasury approximately 3,257,898 post-split shares now owned by it, in order to keep the number of shares of Common Stock outstanding after the issuances described immediately above at a level favorable to the Company. As a result, after the Reverse Stock Split, such issuances and the return of such treasury shares, the Company could expect to have approximately 6,237,722 shares issued and outstanding.

     After the completion of the actions described above, the Board of Directors intends to pursue the third purpose for which additional authorized but unissued shares could be used. This third purpose is a major capital raising transaction. As stated above, the Company is currently in the very early stages of attempting to raise funds. Prior to the December 31, 2009 change in control of the Company described above, Golden Gate had entered into a "best efforts" placement agreement with a broker/dealer. This agreement may be assigned to the Company, or the Company may enter into a similar agreement with the same broker/dealer. However, no terms or conditions of any placement have been set, and the Company has no letter of intent or agreement in principal in effect (much less any definitive agreement) regarding any financing by any investor, and there can be no assurance that the Company will ever be successful in raising any funds. Nevertheless, the Board of Directors believes that a future financing transaction could involve a large enough number of shares of Common Stock that it could not be completed without the prior approval and completion of the Reverse Stock Split.

      The Board of Directors is required to make each determination to issue shares of Common Stock based on its judgment as to the best interests of the stockholders and the Company. The additional shares will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further stockholder action or notification (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules that may apply in the future). The Board of Directors does not anticipate seeking authorization from the Company's stockholders for the issuance of any of the additional shares of Common Stock. The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders' meeting. However, there can be no assurance that stockholders would approve of all or even any of the stock issuances undertaken with the additional shares. The holders of the Company's existing outstanding shares of Common Stock will have no preemptive right to purchase any additional shares. The issuance of the additional shares of Common Stock could reduce (perhaps substantially) the proportionate interest that each presently outstanding share of Common Stock has with respect to dividends, voting, and the distribution of assets upon liquidation.

     While management believes that the Reverse Stock Split will have a positive effect on the Company, there can be no assurance that this will necessarily be true. There can be no assurance that the value of a share of Common Stock after the Reverse Stock Split will be 35 times the value of such a share before the Reverse Stock Split, and there can be no assurance that the Reverse Stock Split will otherwise have the desired effects described.

EXCHANGE  OF  STOCK  CERTIFICATES  AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

     If the requisite number of shares of Common Stock entitled to consent to the Reverse Stock Split approve the Reverse Stock Split Amendment, either a Certificate of Amendment or a Third Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split will be filed in the Office of the Secretary of State of Delaware promptly after such approval. Stockholders of the Company of record as of the effective date of the Reverse Stock Split (the "Effective Date") will then be furnished the necessary materials and instructions to effect the exchange of their certificates representing Common Stock outstanding prior to the Reverse Stock Split (referred to hereinafter as "Pre-Split Shares") for new certificates representing Common Stock after the Reverse Stock Split (referred to hereinafter as "Post-Split Shares"). Certificates representing Pre-Split Shares subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange. Stockholders of the Company should not submit any certificates until requested to do so. In the event any certificate representing Pre-Split Shares is not presented for exchange upon request, any dividends that may be declared after the date of the Effective Date with respect to the shares represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends that have not yet been paid to a public official pursuant to the abandoned property laws will be paid to the holder thereof or his designee, without interest.

     No fractional shares will be issued. Instead, all fractional shares will be rounded up to one whole share.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker/dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Pre-Split Shares were, and the Post-Split Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

     No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Pre-Split Shares for Post-Split Shares pursuant to the reverse stock split. The aggregate tax basis of the Post-Split Shares received in the reverse stock split (including any fraction of a Post-Split Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Pre-Split Shares exchanged therefor. The stockholder's holding period for the Post-Split Shares will include the period during which the stockholder held the Pre-Split Shares surrendered in the reverse stock split.

     Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

ANTI-TAKEOVER  AND  RELATED  EFFECTS

     The availability of authorized but unissued additional shares of Common Stock could discourage third parties from attempting to gain control of the Company, since the Board of Directors could authorize the issuance of shares of Common Stock in a private placement or otherwise to one or more persons. The issuance of these shares could dilute the voting power of a person attempting to acquire control of the Company, increase the cost of acquiring control or otherwise hinder the efforts of the other person to acquire control. The additional common shares authorized by the Amendment and Restatement are not intended as an anti-takeover device, and they are not expected to function unintentionally as one. However, the Board of Directors could issue shares of Common Stock in a manner that makes more difficult or discourages an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, although the Board of Directors has no present intention of doing so. When, in the judgment of the Board of Directors, the issuance of shares under such circumstances would be in the best interest of the stockholders and the Company, such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. The issuance of new shares could thus be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company if the Board of Directors considers the action of such entity or person not to be in the best interest of the stockholders and the Company. The existence of the additional authorized shares could also have the effect of discouraging unsolicited takeover attempts. The Company is not aware of any present efforts or plans by any person to undertake a hostile takeover of the Company.

     In addition, the Reverse Stock Split is not intended as a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, and it is not expected to function unintentionally as one.

DISSENTERS'  RIGHTS

     Under Delaware corporation law and the Company's Current Charter and bylaws, holders of Common Stock will not be entitled to dissenters' rights with respect to the Reverse Stock Split.

BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Reverse Stock Split Amendment is in the best interests of the Company and its stockholders and recommends that the stockholders approve the Reverse Stock Split Amendment.

     The adoption of the Reverse Stock Split Amendment will require the consent of the holders of a majority of the outstanding shares of the Company's Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A CONSENT "FOR" THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT.

                                   PROPOSAL 3
                  RESTATEMENT OF CERTIFICATE OF INCORPORATION

GENERAL

     The Board of Directors is soliciting your consent to a proposal (the "Restatement Proposal") to amend and restate the Company's Second Amended and Restated Certificate of Incorporation in the form of Exhibit A hereto (the "Third Amended and Restated Certificate"). Even if approved, the Company will act on the Restatement Proposal only if each of the Corporate Name Change Amendment and the Reverse Stock Split Amendment receives the consent of the holders of a majority of the outstanding shares of the Company's Common Stock. If approved by the stockholders of the Company, the Restatement Proposal will become effective upon the filing of the Third Amended and Restated Certificate with the Secretary of State of Delaware, which is expected to occur shortly after the requisite stockholder approval is obtained. The Restatement Proposal was approved by all of the directors of the Company.

REASONS  FOR  THE  RESTATEMENT  PROPOSAL

     The Company is now adopting a significant change in the Company's corporate direction. The Company will act on the Restatement Proposal only if the stockholders of the Company approve each of the Corporate Name Change Amendment and the Reverse Stock Split Amendment. In the case of such approval, the Company's corporate name will change to "Golden Gate Homes, Inc." Both the Corporate Name Change Amendment and the Reverse Stock Split Amendment could be effected through the filing of a Certificate of Amendment with the Secretary of State of Delaware. However, any person reviewing the Company's Delaware filings would be constrained to review such Certificate of Amendment and the Company's Second Amended and Restated Certificate of Incorporation for a full picture of the Company's current charter documents in effect. The Third Amended and Restated Certificate will essentially take the original text of the Company's Second Amended and Restated Certificate of Incorporation and update it with the Corporate Name Change Amendment and the Reverse Stock Split Amendment. Persons reviewing the Company's Delaware filings could then review only one document for a full picture of the Company's current charter documents in effect. As a result, the charter history prior to this single document becomes moot. Moreover, this single document would indicate clearly the Company's new corporate name of "Golden Gate Homes, Inc." The Company's Board of Directors believes that this single document will better serve the purposes of moving forward in the Company's new corporate direction.

 BOARD  RECOMMENDATION  AND  REQUIRED  APPROVAL

     The Board of Directors believes that the Restatement Proposal is in the best interests of the Company and its stockholders and recommends that the stockholders approve the Restatement Proposal.

     The adoption of the Restatement Proposal will require the consent of the holders of a majority of the outstanding shares of the Company's Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A CONSENT "FOR" THE APPROVAL OF THE RESTATEMENT PROPOSAL.

                      SUBMISSION  OF  STOCKHOLDER  PROPOSALS
                          FOR  NEXT  ANNUAL  MEETING

     Stockholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's next Annual Meeting of Stockholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its written consent solicitation statement and form of proxy for that meeting. The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

                                   By Order of the Board of Directors,

                                   ___________________________________
Napa, California                   Steven Gidumal
January 26, 2010                   Chairman of the Board

                                   EXHIBIT  A

                           THIRD AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              JK ACQUISITION CORP.
            (CHANGING ITS NAME HEREBY TO "GOLDEN GATE HOMES, INC.")

     The  undersigned,  Steven Gidumal,  hereby  certifies  that:
ONE: He is the duly elected and acting Chairman of the Board of the corporation.

TWO: The name of the corporation is JK Acquisition Corp. and the corporation was originally incorporated on May 11, 2005, pursuant to the General Corporation Law of the State of Delaware under the name JK Acquisition Company.

THREE: The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

                                       I.
          The name of the Corporation is Golden Gate Homes, Inc. (the "Corporation").
 -----------
                                      II.
          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware ("GCL").
                                     ---

                                      III.
          The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

                                      IV.
     A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares the Corporation is authorized to issue is six hundred and one million (601,000,000) shares, six hundred million (600,000,000) shares of which shall be Common Stock (the "Common Stock") and one million (1,000,000) shares of which shall be Preferred Stock (the "Preferred Stock"). The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share.
     B. The rights, preferences, privileges, restrictions and other matters relating to the Preferred Stock and the Common Stock are as follows:

     1. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

     2. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

C. Upon the effectiveness of the filing with the Secretary of State of Delaware of this Third Amended and Restated Certificate of Incorporation adding this paragraph to the Corporation's certificate of incorporation, each thirty-five (35) shares of Common Stock issued and outstanding immediately prior to the filing of such Certificate of Amendment as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock. As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation's authorized agent, and each such stockholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such stockholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock.

                                       V.

                            [INTENTIONALLY OMITTED]

                                      VI.
          The Corporation shall keep at its principal office a register for the registration of the Preferred Stock and the Common Stock. Upon the surrender of any certificate representing Preferred Stock or Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

                                      VII.

          Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Preferred Stock or Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                                     VIII.
     The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                                      IX.

          Any notice required by the provisions of this Article IX shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices to stockholders shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

                                       X.

          The Corporation will pay all documentary, excise and similar taxes or governmental charges imposed by the Corporation upon the issuance of shares of Common Stock upon conversion of shares of Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Preferred Stock so converted were registered.

                                      XI.

          The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

                                      XII.

          The Corporation is to have perpetual existence.

                                     XIII.

     A. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend or rescind the Bylaws.

     B. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interests, or for any other reason.

     C. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any Bylaws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made

                                      XIV.

          The number of directors which shall constitute the whole Board of Directors from time to time shall be fixed by, or in the manner provided in, the Bylaws.

                                      XV.

          Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws shall so provide.

                                      XVI.

          No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article XVI shall not eliminate or limit the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or
(iv) for any transaction from which such director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended. No amendment to or repeal of this Article XVI shall adversely affect any right or protection of any director of the Corporation existing at the time of such amendment or repeal for or with respect to acts or omissions of such director prior to such amendment or repeal.

                                     XVII.

     A. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, expressly including service as a director, officer or in a similar position with any exchange, board of trade, clearing corporation or similar institution on which the Corporation or any other corporation a majority of the stock of which is owned directly or indirectly by the Corporation had membership privileges at the relevant time during which any such position was held, shall be indemnified by the Corporation against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided that funds paid or required to be paid to any person as a result of the provisions of this Article XVII shall be returned to the Corporation or reduced, as the case may be, to the extent that such person receives funds pursuant to an indemnification from any other corporation or organization. Any such person who could be indemnified pursuant to the preceding sentence except for the fact that the subject action or suit is or was by or in the right of the Corporation shall be indemnified by the Corporation against expenses including attorneys' fees actually or reasonably incurred by him in connection with the defense or settlement of such action or suit, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     B. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article XVII.A above, or in defense of any claim, issue or matter therein, he shall be indemnified by the Corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith without the necessity of any action being taken by the Corporation other than the determination, in good faith, that such defense has been successful. In all other cases wherein such indemnification is provided by this Article XVII, unless ordered by a court, indemnification shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct specified in this Article XVII. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the holders of a majority of the shares of capital stock of the Corporation entitled to vote thereon.

     C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Entry of a judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

     D. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by the director, officer, employee or agent involved to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

     E. The indemnification hereby provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     F. By action of the Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, owner, employee, trustee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee trustee or of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation shall have the power to indemnify him against such liability under the provisions of this Article XVII.

                                     XVIII.

          The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

                                      XIX.

          Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                        * * *

     FOUR: The foregoing Third Amended and Restated Certificate of Incorporation has been duly adopted by the corporation's Board of Directors in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law.

     FIFTH: The foregoing Third Amended and Restated Certificate of Incorporation will become effective on ____________________ ___, 2010 at 12:01 a.m. in accordance with the provision of Section 103(d) of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on ____________________ ___, 2010.

                                           JK ACQUISITION CORP.

                                           By:_________________________________
                                                 Steven Gidumal,
                                                 Chairman of the Board

                                JK  ACQUISITION  CORP.

     WRITTEN  CONSENT  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

     The undersigned hereby acknowledges receipt of the Consent Solicitation Statement (the "Statement") in connection with the proposed change in the name of JK Acquisition Corp. (the "Company") to "Golden Gate Homes, Inc.," the proposed one-for-35 reverse stock split of the Company's Common Stock, and the proposed restatement of the Company's Second Amended and Restated Certificate of Incorporation (in substantially the form of Exhibit A to the Statement), and the undersigned as indicated below hereby consents with respect to all of the voting stock of the Company held by the undersigned, to the adoption of the proposals set forth herein (as such proposals are defined in the Statement) without a meeting of the stockholders of the Company.

THE  BOARD  OF DIRECTORS RECOMMENDS THAT YOU CONSENT "FOR" PROPOSALS 1, 2 AND 3.

1. Proposal to amend the Company's Certificate of Incorporation to change the Company's name to "Golden Gate Homes, Inc."

_____   CONSENTS/FOR   _____   WITHHOLDS  CONSENT/AGAINST   _____ ABSTAINS

2. Proposal to amend the Company's Certificate of Incorporation to effect a one-for-35 reverse stock split of the Company's common stock.

_____   CONSENTS/FOR   _____   WITHHOLDS  CONSENT/AGAINST   _____ ABSTAINS

3. Proposal to restate the Company's Certificate of Incorporation in substantially the form of Exhibit A to the Statement.

_____   CONSENTS/FOR   _____   WITHHOLDS  CONSENT/AGAINST   _____ ABSTAINS

4. I represent that I own the following number of shares of the Company's voting stock (please insert the correct number):____________________________________.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT SOLICITATION MATERIALS FOR THIS CONSENT SOLICITATION: The Consent Solicitation Statement, Notice of Consent Solicitation, and related consent form for this consent solicitation are available at www.goldengatehomes.net.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE  _________________________  2010 ____________________________________
_________________________________             Signature
PLEASE  MARK,  SIGN,  DATE  AND
RETURN  THE  CONSENT  FORM  PROMPTLY
USING  THE  ENCLOSED  ENVELOPE        _____________________________________
                                              Signature  if  held  jointly